EAGLE CAPITAL APPRECIATION FUND
EAGLE GROWTH & INCOME FUND
EAGLE SERIES TRUST

SUPPLEMENT DATED AUGUST 9, 2012 TO
THE PROSPECTUS DATED MARCH 1, 2012,
AS SUPPLEMENTED MAY 31, 2012

Effective immediately, the disclosure regarding eligibility to purchase Class A shares at NAV within the “Sales charge waiver” section on page 33 of the Prospectus should include the following:

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Investors who participate in self-directed investment brokerage accounts offered by financial intermediaries who have entered into a selling agreement with the Funds’ Distributor. Financial intermediaries offering self-directed accounts may or may not charge a transaction fee to its customers, so you should read any materials provided by that financial intermediary.

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INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH
THE PROSPECTUS FOR FUTURE REFERENCE